EXHIBIT 10.16



               SECOND AMENDMENT TO STOCK PURCHASE OPTION
               -----------------------------------------


For good and valuable consideration the sufficiency of which is hereby acknowledged, the Stock Purchase Option granted by Global Med Technologies, Inc., formerly Global Data Technologies, Inc., ("Grantor") to LMU & Company ("LMU") and its successors and assigns pursuant to that certain agreement between LMU and the Grantor dated April 8, 1996 (Exhibit A thereto), as amended by that certain Amendment to Stock Purchase Option, dated November 14, 1996, (the "Amendment") is hereby amended as follows:

     The date January 31, 1997 set forth in the Amendment is amended to June 30, 1997. All other terms and conditions of the Stock Purchase Option and the Amendment remain as originally stated.

                                   GLOBAL MED TECHNOLOGIES, INC.



Date:  January 14, 1997            By   /s/ Michael I. Ruxin
                                      ---------------------------
                                         Michael I. Ruxin
                                         Chief Executive Officer



Accepted and Agreed to

LMU & COMPANY


By  /s/ L. Michael Underwood
---------------------------------
     L. Michael Underwood
     President